UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2009

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On November 18, 2009, Catherine Neel tendered her resignation to NII Holdings, Inc. (the “Company”) from her position as vice president and controller (chief accounting officer) effective December 31, 2009.
(c) On November 23, 2009, the Company announced that Teresa Gendron, 40, has been appointed as vice president and controller (chief accounting officer) effective January 1, 2010. In this role, Ms. Gendron will report directly to Gokul Hemmady, the Company’s vice president and chief financial officer. Ms. Gendron joined the Company in 1999 and has held the position of vice president and assistant controller since 2008. Prior to that, Ms. Gendron held the title of vice president - financial compliance since 2005 and management director and assistant controller since 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC. (Registrant)
Dated: November 24, 2008	By:	/s/ Gary D. Begeman
Gary D. Begeman
Vice President, General Counsel and Secretary